ANNUAL MEETING OF SHAREHOLDERS OF

MILLER/HOWARD HIGH INCOME EQUITY FUND

October 26, 2020

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Proxy Statement is also available at www.proxyonline.com/docs/MillerhowardFT

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20200000000000001000 5 102620

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TRUSTEES.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect two (2) Class II Trustee to the Board of Trustees of the Fund to serve a three (3) year term expiring in 2023:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

○ James E. Hillman	Class II Trustee
○ Roger Conrad	Class II Trustee

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR THE NOMINEES in Proposal 1.**

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MILLER/HOWARD HIGH INCOME EQUITY FUND

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 26, 2020

The undersigned, revoking prior proxies, hereby appoints Charles Atkins and Catherine Johnston, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Annual Meeting of Shareholders of the Miller/Howard High Income Equity Fund (the "Fund") to be held at the offices of Miller/Howard Investments, Inc., 10 Dixon Avenue, Woodstock NY 12498, on October 26, 2020 at 3:00 p.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR CONSIDERATION BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

(Continued and to be signed on the reverse side)

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